Long-term investments	12 Months Ended
Dec. 31, 2014
Investments, Debt and Equity Securities [Abstract]
Long-term investments
10.	Long-term investments

(In thousands)	December 31, 2013	December 31, 2014
Equity method investments:
Balance at beginning of the year	1,488	2,785
Additions	1,214	—
Share of income / (loss) from equity investees	25	(259)
Dilution gains arising from deemed disposal of investments (ii) (iii)	—	449
Exchange differences	58	(10)

Balance at end of the year	2,785	2,965

Cost method investments:
Balance at beginning of the year	—	164
Additions (i)	162	2,359
Exchange difference	2	10

Balance at end of the year	164	2,533

Total long-term investments	2,949	5,498

Details of the Group’s ownership are as follows:

Investee	Percentage of ownership of shares as of December 31,
	2013	2014
Equity method investments:
Zhuhai Qianyou Technology, Co., Ltd. (“Zhuhai Qianyou”),	19%	19%
Guangzhou Yuechuan Network Technology, Co., Ltd. (“Guangzhou Yuechuan”) (ii)	23.44%	19.13%
Chengdu Diting Technology, Co., Ltd. (“Chengdu Diting”) (iii)	19.9%	16.58%
Cost method investments:
Shenzhen Kushiduo Network Science and Technology Co., Ltd. (“Shenzhen Kushiduo”)	10%	10%
Shanghai Guozhi Electronic Technology Co., Ltd. (“Shanghai Guozhi”) (i)	—	21%
Guangzhou Wucai Information Technology Co., Ltd. (“Guangzhou Wucai”) (i)	—	10%
Guangzhou Hongsi Network Technology Co., Ltd. (“Guangzhou Hongsi”) (i)	—	19.9%
Tianjin Kunzhiyi Network Technology Co., Ltd. (“Tianjin Kunzhiyi”) (i)	—	19.99%

(i)	In 2014, the Group made equity investments in four unrelated privately-held companies. The shares held by the Group are not in-substance common stock and therefore the Group accounted for these investments according to ASC 320 as equity activities using the cost method.
(ii)	In April of 2014, Guangzhou Yuechuan, an equity method investee held by the Group, issued new shares to a number of third parties for a total consideration of RMB 18 million (USD 2,928 thousand). As a result of the transaction, the Group’s ownership interest in Guangzhou Yuechuan was diluted from 23.44% to 19.13%. The Group recorded a dilution gain of RMB 1.8 million (USD 298 thousand) arising from the sale of shares by the investee to third parties at a price in excess of the per share carrying value of the shares owned by the Group in 2014. The Group continued to classify Guangzhou Yuechuan as an equity method investment because it retained significant influence through its one out of four seats on the board of directors.

In May of 2014, Chengdu Diting, an equity method investee held by the Group, issued new shares to a third party for a total consideration of RMB 10 million (USD 1,627 thousand). As a result of the transaction, the Group’s ownership interest in Chengdu Diting decreased from 19.9% to 16.58%. The Group recorded a dilution gain of RMB 0.9 million (USD 151 thousand) arising from the sale of shares by the investee to third parties at a price in excess of the per share carrying value of the shares owned by the Group in 2014.

(iii)	As of December 31, 2013, the investment in Chengdu Diting was accounted for under the cost method due to the fact that the Group did not have significant influence in this company. In May of 2014, the Group obtained the right to appoint a director to Chengdu Diting and thus had one out of five seats on the board of directors of this investee. Given the existence of significant influence; the Group started to apply equity method in May 2014. The investment, results of operations (current and prior periods presented), and retained earnings of the Group have been adjusted retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods in which the investment was held.